Exhibit 99.1

Origin Materials, Market Leader in Disruptive Materials Technology, to Combine with Artius, Creating First Publicly Traded Pure Play Carbon Negative Materials Company

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Founded in 2008, Origin is the world’s leading carbon negative materials company with a mission to enable the world’s transition to sustainable materials; patented breakthrough platform technology for producing recyclable and sustainable materials makes “net zero” possible.

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Origin’s disruptive technology is drop-in ready, replacing fossil resources used to make a variety of everyday products. Using materials derived from abundant non-food sources (wood residue), Origin’s technology is expected to be cost-competitive with petroleum-based materials and a fraction of the cost of other technologies.

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Origin’s decarbonizing technology addresses a ~$1 trillion market opportunity, and is anticipated to revolutionize the production of a wide range of end products, including clothing, textiles, plastics, packaging, car parts, tires, carpeting, toys, and more.

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Business combination is expected to fully fund Origin until EBITDA positive and allows Origin to scale and commence commercial production to meet signed customer offtake and capacity reservations of ~$1 billion across a diverse range of industries.

•	All Origin stockholders, including the current members of the NaturALL Bottle Alliance, Danone, Nestlé and PepsiCo, will roll 100% of their equity holdings into the new public company.

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Transaction is expected to provide up to $925 million in gross proceeds, comprised of Artius’ $725 million of cash held in trust, assuming no redemptions, and an oversubscribed $200 million fully committed PIPE at $10.00 per share, including investments from Danone, Nestlé, PepsiCo, Mitsubishi Gas Chemical and AECI, as well as certain funds and accounts managed by Sylebra Capital, Senator Investment Group, Electron Capital Partners, BNP Paribas AM Energy Transition Fund and affiliates of Apollo.

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Following the expected second quarter 2021 transaction close, the combined company is expected to have an estimated equity value of approximately $1.8 billion and will remain listed on Nasdaq under the new ticker symbol “ORGN.”

WEST SACRAMENTO Calif. and NEW YORK (February 17, 2021) – Origin Materials (“Origin”), the world’s leading carbon negative materials company, and Artius Acquisition Inc. (“Artius”) (Nasdaq: AACQU, AACQ), a publicly-traded special purpose acquisition company, announced today a definitive agreement for a business combination that will result in Origin becoming a public company. Upon closing of the transaction, the combined company will be named Origin Materials and remain listed on the Nasdaq under the new ticker symbol “ORGN.” The combined company will be led by Co-Founder and Co-CEO John Bissell and Co-CEO Rich Riley.

Company Overview

Founded in 2008, Origin is the world’s leading carbon negative materials company with a mission to enable the world’s transition to sustainable materials. Origin’s patented drop-in technology, economics and carbon impact have been validated by trusted third parties, as well as supported by a growing list of major global customers and investors, including Danone, Nestlé, PepsiCo, Mitsubishi Gas Chemical, and AECI. Origin’s technology has been further validated by an ISO-compliant Life Cycle Assessment (LCA) conducted by Deloitte, which concluded that Origin’s products are expected to be carbon negative when produced at commercial scale.

While an estimated 55% of global carbon emissions come from energy generation and transport, the other 45% come from the production of materials for consumer and industrial products. More than ten million barrels of oil per day are used to create materials, in the process releasing massive quantities of new carbon into the atmosphere. Origin’s vision for the future is to replace this oil use with non-food feedstocks and materials, while capturing carbon in the process.

Origin’s patented, breakthrough platform technology can disrupt and decarbonize the materials industry, which represents a ~$1 trillion market opportunity to revolutionize the production of a wide range of end products, including clothing, textiles, plastics, packaging, car parts, tires, carpeting and toys. Derived from non-food sources (wood residue), Origin produces sustainable and recyclable carbon negative materials at a fraction of the cost of other bio-based technologies. Origin’s technology can make “net zero” possible and support customers in meeting their ESG and decarbonization goals.

Management Commentary:

John Bissell, Co-Founder and Co-CEO of Origin, commented, “Origin’s vision is a world where carbon-negative products and materials are the rule, not the exception, and where making products helps the climate instead of hurts it. We believe we are uniquely positioned to be the clear category leader based on the simple, yet powerful fact that our technology was built around converting the lowest cost, non-food feedstock into decarbonized, supply chain ready materials. Our disruptive materials make Origin the only company capable of competing on price with petroleum-based materials. We have developed competitively-advantaged technology that is protected in key countries, and we plan to continue advancing our research and development to maintain our global leadership position in carbon negative materials.”

Rich Riley, Co-CEO of Origin, commented, “This transformative transaction is expected to fully fund our aggressive growth strategy in a massive $1 trillion addressable market that is just beginning to transition from petroleum feedstocks to non-food, renewable feedstocks. Mr. Sim and the Artius team have a proven history of delivering significant long-term shareholder value and we are excited to combine forces as we scale our technology and grow the business. Our rapidly expanding order book sits at $1 billion today and is comprised of offtake agreements (including customer options) and capacity reservations. Our customers are investing in Origin’s carbon negative materials now to reserve capacity in our first plant that is planned to come online in 2022, to be followed by a commercial scale facility in 2025. Our technology and our products have been evaluated through extensive due diligence and we expect this transaction will allow us to scale up capacity to meet current customers’ needs for cost-competitive sustainable materials, while building additional capacity for meeting new customer demand as we expand into a range of large global end markets.”

Boon Sim, Chief Executive Officer of Artius, added, “Origin’s breakthrough technology represents a significant opportunity to scale carbon negative materials in a world that is rapidly transitioning to ‘net zero’ to meet corporate decarbonization goals and climate commitments from countries around the globe. Origin is poised to enable and lead the world’s necessary transition from petroleum-based materials to sustainable materials. We believe change only happens at scale – and that means materials must be made from non-food, renewable resources that are drop-in ready, recyclable and cost-competitive. Our extensive due diligence confirmed for us that Origin’s technology checks all the boxes necessary to scale and grow fast. Under Origin’s visionary leadership, we believe Origin is a compelling investment opportunity with a validated, disruptive platform technology that is uniquely positioned to decarbonize the materials industry supply chain.”

Origin Investment Highlights:

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Large Addressable Market and Strong Macroeconomic Tailwinds – Core products are carbon negative drop-in replacements serving a ~$1 trillion market – with diverse applications expected to deliver growth for years to come.

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Industry Disrupting Technology Supported by Deep Competitive Advantage – Conversion of non-food sustainable wood residue feedstocks into drop-in chemicals, competing directly on cost with fossil-based materials while having significant advantage over other technologies.

•	Global Fortune 500 Customers and Investors – Highly visible growth with ~$1 billion of signed customer contracts.

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Funded to Effectively Scale and Commence Commercial Production – Executing on growth plan with first plant expected to be completed in 2022 and contracted portion of first two commercial plants expected to be 100% sold out in 2022. Full-scale commercial plant expected to be online by 2025.

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Experienced Leadership Team with Proven Track Record – Brings a team of industry veterans and technology leaders with ~250 years of cumulative experience – ready to deliver on its vision and operational priorities.

In 2017, Danone, Nestlé and Origin launched the NaturALL Bottle Alliance, a research consortium formed to accelerate the development of innovative packaging solutions made with 100% sustainable and renewable resources. PepsiCo joined the NaturAll Bottle Alliance in 2018 to advance the shared goal of creating beverage containers with a significantly reduced carbon footprint.

Transaction Overview

The transaction reflects an implied equity value of the combined company of approximately $1.8 billion, based on current assumptions. Upon closing, the transaction is expected to provide $925 million of gross proceeds to the company, comprised of Artius’ $725 million of cash held in trust, assuming no redemptions, and a $200 million fully committed PIPE at $10.00 per share anchored by existing and new investors, including investments from Danone, Nestlé, PepsiCo, Mitsubishi Gas Chemical and AECI, as well as certain funds and accounts managed by Sylebra Capital, Senator Investment Group, Electron Capital Partners, BNP Paribas AM Energy Transition Fund and affiliates of Apollo. The transaction is subject to a minimum cash balance of $525 million in Artius at closing after giving effect to any shareholder redemptions.

Upon closing of the transaction, Boon Sim, Chief Executive Officer of Artius and Charles Drucker, former CEO of WorldPay, Inc. and an Artius Partner, will join Origin’s Board of Directors. Karen Richardson, an Artius Partner, is expected to be nominated to serve as Chairperson of Origin’s Board of Directors.

The Boards of Directors of each of Origin and Artius have unanimously approved the transaction. The transaction will require the approval of the stockholders of both Origin and Artius, and is subject to other customary closing conditions, including a registration statement on Form S-4 being declared effective by the U.S. Securities and Exchange Commission (the “SEC”), approval by the Nasdaq Stock Market LLC to list the securities of the combined company and the receipt of certain regulatory approvals. The transaction is expected to close in the second quarter of 2021. All Origin existing shareholders will roll 100% of their equity holdings into the new public company.

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Artius with the SEC and will be available at www.sec.gov. Additional information about the proposed transaction will be described in ACE’s registration statement on Form S-4 relating to the merger, which will include a proxy statement/prospectus, and other documents regarding the proposed transaction, each to be filed with the SEC.

Advisors

BofA Securities is serving as exclusive financial advisor to Origin, and Cooley LLP is serving as legal advisor to Origin. Credit Suisse and Goldman Sachs & Co. LLC are serving as joint financial and capital markets advisors to Artius and serving as co-placement agents on the PIPE offering. Cleary Gottlieb Steen & Hamilton LLP is serving as legal advisor to Artius.

Investor Conference Call Information

Origin and Artius will host a joint investor conference call to discuss the proposed transaction on Wednesday, February 17, 2021 at 8:00am ET. The call may be accessed by dialing 1-877-407-0784 (domestic callers) or 1-201-689-8560 (international callers) and entering the conference ID number 13716358. A live webcast and replay of the call will be available here and can also be accessed at https://originmaterials.com/investors and on Artius’ website at https://www.artiuscapital.com/acquisition. A telephone replay of the call will also be available until 11:59 pm EST on March 3, 2021. The replay may be accessed by dialing 1-844-512-2921 (domestic callers) or 1-412-317-6671 (international callers) and entering the conference ID number 13716358.

About Origin Materials

Headquartered in West Sacramento, Origin Materials is the world’s leading carbon negative materials company. Origin’s mission is to enable the world’s transition to sustainable materials. Over the past 10 years, Origin has developed a platform for turning the carbon found in non-food biomass into useful materials, while capturing carbon in the process. Origin’s patented drop-in core technology, economics and carbon impact have been validated by trusted third parties and are supported by a growing list of major global customers and investors. Origin’s first plant is expected to be operational in 2022 with a second, full-scale commercial plant expected to be operational by 2025 and plans for additional expansion over the next decade. For more information, visit www.originmaterials.com.

About Artius Acquisition Inc.

Artius is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Artius was co-founded by Charles Drucker, the former CEO of WorldPay, Inc., a leading payments company, and its predecessor company, Vantiv. Inc., and Boon Sim, the Founder and Managing Partner of Artius Capital Partners LLC. For more information, visit https://www.artiuscapital.com/acquisition.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws, including with respect to the proposed transaction between Origin and Artius. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Origin’s business strategy, estimated total addressable market, commercial and operating plans, product development plans and projected financial information. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management of Origin and Artius and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Origin and Artius. These forward-looking statements are subject to a number of risks and uncertainties, including that Origin may be unable to successfully commercialize its products; the effects of competition on Origin’s business; the uncertainty of the projected financial information with respect to Origin; disruptions and other impacts to Origin’s business as a result of the COVID-19 pandemic and other global health or economic crises; changes in customer demand; Origin and Artius may be unable to successfully or timely consummate the Proposed Business Combination, including the risk that any regulatory approvals may not obtained, may be delayed or may be subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination, or that the approval of the stockholders of Artius or Origin may not be obtained; failure to realize the anticipated benefits of the business combination; the amount of redemption requests made by Artius’ stockholders, and those factors discussed in Artius’ final prospectus filed with the SEC on July 15, 2020 under the heading “Risk Factors,” and other documents Artius has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Artius nor Origin presently know, or that Artius or Origin currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Artius’ and Origin’s expectations, plans, or forecasts of future events and views as of the date of this press release. Artius and Origin anticipate that subsequent events and developments will cause Artius’ and Origin’s assessments to change. However, while Artius and Origin may elect to update these forward-looking statements at some point in the future, Artius and Origin specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Artius’ and Origin’s assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information for Investors and Stockholders

In connection with the proposed transaction, Artius will file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include a preliminary proxy statement to be distributed to holders of Artius’ common stock in connection with Artius’ solicitation of proxies for the vote by Artius’ stockholders with respect to the proposed transaction and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of securities to be issued to Origin’s stockholders in connection with the proposed transaction. After the Registration Statement has been filed and declared effective, Artius will mail a definitive proxy statement, when available, to its stockholders. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Artius, Origin and the proposed transaction. Investors and security holders may obtain free copies of the preliminary proxy statement/prospectus and definitive proxy statement/prospectus (when available) and other documents filed with the SEC by Artius through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: Artius Management LLC, 3 Columbus Circle, Suite 2215 New York, New York 10019. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Use of Projections

This press release contains Origin’s projected financial information. Such projected financial information is forward-looking and is for illustrative purposes only. It should not be relied upon as being indicative of future results. Neither Origin’s independent auditors, nor the independent registered public accounting firm of Artius, have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this press release, and accordingly, neither of them have expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this press release. The projected financial information contained in this press release constitutes forward-looking information. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the projected financial information contained in this press release, and the inclusion of such information in this press release should not be regarded as a representation by any person that the results reflected in such projections will be achieved.

Participants in the Solicitation

Artius, Origin and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Artius’ shareholders in connection with the proposed business combination. Information about Artius’ directors and executive officers and their ownership of Artius’ securities is set forth in Artius’ final prospectus filed with the SEC on July 15, 2020. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed business combination when it becomes available.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Artius, the combined company or Origin, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Financial Information; Non-GAAP Financial Measures

The financial information and data contained in this press release are unaudited and do not conform to Regulation S-X of the Securities and Exchange Act of 1934, as amended. Accordingly, such information and data may not be included, may be adjusted or may be presented differently in any proxy statement, prospectus or registration statement or other report or document to be filed or furnished by Artius with the SEC. In addition to financial measures included in this press release that are calculated in accordance with generally accepted accounting principles in the United States (“GAAP”), this press release contains non-GAAP financial measures, such as EBITDA. Artius and Origin believe these non-GAAP financial measures provide useful information to management and investors relating to Origin’s financial condition and results of operations. Origin’s management uses non-GAAP financial measures in conjunction with traditional GAAP financial and operating performance measures as part of its overall assessment of its performance, for budgeting and planning purposes, to evaluate the effectiveness of its business strategies and to communicate with investors. Origin does not place undue reliance on non-GAAP financial measures, and they should not be considered as substitutes for other measures of financial condition and results of operations reported in accordance with GAAP. A reconciliation of EBITDA to net income (loss) is not included in this press release because the items that impact net income (loss) are outside of Origin’s control and cannot be reasonably predicted. Accordingly, reconciliation of adjusted EBITDA to net income (loss) is not available without unreasonable effort. You should review Origin’s audited financial statements prepared in accordance with GAAP, which will be included in a combined registration statement and proxy statement to be filed with the SEC.

Trademarks

This press release contains trademarks, service marks, trade names and copyrights of Artius, Origin and other companies which are the property of their respective owners.

Contacts

For Origin Materials

Investors:

ir@originmaterials.com

Media:

media@originmaterials.com

For Artius Acquisition

Jason Ozone

jason@artiuscapital.com

+1-212-309-7668

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